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                     ENCORE VENTURES, INC.
         5709 HUDSON STREET, VANCOUVER, B.C., V6M 2Z2
                  PHONE & FAX (604) 261-8990
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537192 B.C. Ltd.
34406 Laburnum Avenue
Abbotsford, B.C.

December 20, 2000

ATTENTION:  Patrick Neil, President
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RE:  Claims A1-A4, claim #'s YB92564-YB92567, Watson Lake
--   Mining District, Yukon Territory, Canada (the "Property")

Dear Sirs,

Pursuant to an option agreement dated as of January 24, 2000, 537192 B.C. Ltd. ("BC") granted to Encore Ventures,
Inc., an option to acquire an interest in the Property (the
"Agreement"). This letter confirms that in and for the sum of $1000 Cdn., the receipt of which is hereby acknowledged, BC has agreed to amend the terms of the Agreement by deleting the reference to "December 31, 2000" in section
2.1(D) and inserting "December 31, 2001" and further by deleting the reference to "December 31, 2001" in section
2.1(E) and inserting "December 31, 2001", and further by deleting the reference to "December 31, 2000 in section
2.1(E) and inserting "December 31, 2001". The remainder of the Agreement shall remain in full force and effect.

Yours truly,

ENCORE VENTURES, INC.

Per:  /s/ William Iny

      William Iny, President


The above is hereby confirmed and agreed as of the date first above written.

537192 B.C. Ltd.

Per:  /s/ Patrick Neil

      Patrick Neil